THE TRAVELERS INSURANCE COMPANY
                THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                THE TRAVELERS FUND UL II VARIABLE LIFE INSURANCE

              SUPPLEMENT DATED FEBRUARY 28, 2006 TO THE PROSPECTUS
                      DATED MAY 2, 2005 (AS SUPPLEMENTED):

                                   MARKETLIFE
                                  VARIABLE LIFE
                           VARIABLE SURVIVORSHIP LIFE
                          VARIABLE SURVIVORSHIP LIFE II
                            VARIABLE LIFE ACCUMULATOR
                      VARIABLE LIFE ACCUMULATOR - SERIES 2
                      VARIABLE LIFE ACCUMULATOR - SERIES 3


The following information supplements, and to the extent inconsistent therewith, replaces the information contained in the variable life insurance policy prospectus. Please retain this supplement and keep it with the prospectus for future reference.

INVESTMENT OPTIONS

Effective February 6, 2006, the Scudder Investment VIT Funds changed its name to DWS Investment VIT Funds and the Funds listed below (in which the Investment Options invest) also changed their names. Therefore, all references in the Prospectuses to the current names are hereby deleted and replaced with the corresponding new names. Certain documents or information you may have received about your Policy may continue to reflect the old name until such time as updates are made.

           CURRENT NAME                                          NEW NAME

Scudder VIT Small Cap Index Fund                         DWS Small Cap Index VIP








L-24612




February, 2006